SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549




                                      FORM 8-K



                  Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  April 21, 2003

                               SOUTHWEST AIRLINES CO.
                (Exact name of registrant as specified in its charter)


                                        TEXAS
                   (State or other jurisdiction of incorporation)


                  1-7259                                  74-1563240
          (Commission File Number)             (IRS Employer Identification No.)




            P. O. Box 36611, Dallas, Texas                75235-1611
       (Address of principal executive offices)           (Zip Code)


           Registrant's telephone number, including area code (214) 792-4000



                                        N/A
             (Former name or former address, if changed since last report)















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Item 7.  Financial Statements and Exhibits
      (c)   Exhibits.
            99    Registrant's First Quarter 2003 Earnings Release.

Item 12.  Results of Operations and Financial Condition.

      The Registrant hereby furnishes its First Quarter 2003 Earnings Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SOUTHWEST AIRLINES CO.
                                         (Registrant)



                                           By:  /s/ Laura Wright
                                                Laura Wright
                                                Vice President-Finance and
                                                Treasurer


Date: April 21, 2003






























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                                 INDEX TO EXHIBITS

        Exhibit
          No.                                          Exhibit

          99               Registrant's First Quarter 2003 Earnings Release.